SUPPLEMENT TO THE PROSPECTUSES

                         CREDIT SUISSE HIGH INCOME FUND
                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                    CREDIT SUISSE TRUST--HIGH YIELD PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Michael Buchanan (see biography below) joins the Credit Suisse High Yield Management Team, which is responsible for the day-to-day management of the fund. The current members of the team are Richard Lindquist, Misia Dudley, Phillip Schantz, John Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan.

     TEAM MEMBER BIOGRAPHY

     MICHAEL BUCHANAN, CFA, Managing Director, is head of U.S. credit products. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

The biographies of the other team members are in the Prospectuses.

Dated: April 20, 2004                                        16-0404
                                                                 for
                                                               CSHIF
                                                               CSISB
                                                              TRHYL
                                                            2004-017